UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2008

_____________________________

Date of Report (Date of earliest event reported)

NEXTMART, INC.

_____________________________________________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware

       000-26347

410985135

___________________________________________________________________________________________

(State or other jurisdiction                                     (Commission

(IRS Employer

 of incorporation)                                                     File Number)

 Identification No.)

NextMart Inc. Oriental Plaza Bldg. W3, Twelfth Floor

1 East Chang'an Avenue, Dongcheng District, Beijing, 100738 PRC ___________________________________________________________________________________________

(Address of principal executive offices)                                      (Zip Code)

Registrant’s telephone number, including area code:  (888) 865-0901 x 322

None

_____________________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 31, 2008, Mr. Brian Li tendered his resignation to us as a Director of the company. We immediately  accepted Mr. Li’s resignation director. Such resignation is voluntary and without dispute or disagreements with the Company on any matter relating to the Company's operations, policies or practices. Mr. Li’s resignation letter is attached as an exhibit to this filing.

On October 31, 2008, the Board of Directors of NextMart, Inc. (the “Registrant”) appointed Mr. Huiyang Yu as a member of the Company’s Board of Director.  Mr. Yu has been self-employed as a consultant in brand marketing in China since 2002. From 2003 to 2005, Mr. Yu served as sales manager for Germany Vaillant Group. Mr. Yu owns no shares of common stock of the

No family relationship exists among Mr. Yu and any of our other directors or executive officers.

Item 9.01 Financial Statements and  Exhibits.

Exhibit Number

Description

99.1

Brian Li’s Resignation Letter dated October 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTMART, INC.

(Registrant)

Date:  November 5, 2008

By:  /s/

Ren Huiliang

           Ren Huiliang, Chief Executive Officer

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